Schwab Capital Trust
Supplement to the Schwab Target Funds Prospectus
dated February 28, 2009
The information provided in this supplement is effective as of March 20, 2009.
This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Laudus Rosenberg U.S. Large Capitalization Growth Fund no longer serves as an underlying fund for the Schwab Target Funds. Accordingly, all references to the Laudus Rosenberg U.S. Large Capitalization Growth Fund in the Prospectus are hereby deleted.

The third paragraph under the “Principal Investment Strategies of the Funds” section on page 2 of the Prospectus is hereby deleted and replaced with the following:
Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed income securities, exchange traded funds (ETFs), cash equivalents, including money market securities and money market funds, and futures.
The following bullet point is hereby added under the section entitled “Principal Risks of Investing in the Funds” on page 4 of the Prospectus:
•	Exchange Traded Funds Risk. The funds may purchase shares of ETFs. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.
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